Exhibit 99.1

Press Release

SANTANDER BANK ANNOUNCES CASH TENDER OFFERS FOR

ANY AND ALL OF ITS 2.00% SENIOR NOTES DUE 2018 &

SENIOR FLOATING RATE NOTES DUE 2018

BOSTON, March 22, 2017 – Santander Bank, N.A. (the “Bank”), a wholly-owned subsidiary of Santander Holdings USA, Inc. (“SHUSA”), today announced the commencement of cash tender offers (each, an “Offer”) for any and all of its outstanding (i) 2.00% Senior Notes due 2018 and (ii) Senior Floating Rate Notes due 2018 (collectively, the “Notes”), at the purchase prices indicated below:

Security	CUSIP	Outstanding Principal Amount	Purchase Price (per $1,000) (1)
2.00% Senior Notes Due 2018	80280JDB4	$750,000,000	$1,005
Senior Floating Rate Notes Due 2018	80280JDC2	$250,000,000	$1,005

(1)	Plus accrued and unpaid distributions from the last payment date to, but not including, the Payment Date (as defined below) for the applicable series of securities purchased pursuant to the Offer.

The Offers are being made pursuant to an Offer to Purchase and a Notice of Guaranteed Delivery, each dated today, which contains detailed information concerning the terms of the Offers. The Offers will expire at 5:00 p.m., New York City time, on March 28, 2017 unless extended or earlier terminated by the Bank (the “Expiration Date”).

Tenders of Notes pursuant to the Offers may be validly withdrawn at any time before the earlier of (i) the Expiration Date and (ii) if the applicable Offer is extended, the 10th business day after commencement of the applicable Offer. Notes tendered pursuant to the Offers may also be validly withdrawn at any time after the 60th business day after commencement of the applicable Offer if for any reason the applicable Offer has not been consummated within 60 business days after commencement.

Payment for any Notes that are validly tendered and not validly withdrawn and accepted for purchase will be made promptly following the Expiration Date (such date, the “Payment Date”). We expect the Payment Date to occur on March 29, 2017, with respect to Notes accepted for purchase on or about the Expiration Date. We expect the payment for Notes delivered under the guaranteed delivery procedures to occur on March 31, 2017. Notes purchased pursuant to the Offers will be cancelled.

The Bank is making the Offers in order to retire all or a portion of the Notes prior to their maturity. The Bank will fund purchases of Notes pursuant to the Offers from cash on hand.

The Offers are conditioned upon the satisfaction of certain customary conditions described in the Offer to Purchase. The Offers are not conditioned upon the tender of any minimum principal amount of Notes. Subject to applicable law, the Bank may, at its sole discretion, waive any condition applicable to the Offers and may extend the Offers. Under certain conditions and as more fully described in the Offer to Purchase, the Bank may terminate the Offers before the Expiration Date.

The Bank has appointed J.P. Morgan Securities LLC and Santander Investment Securities Inc. to act as dealer managers for the Offers, and has retained D.F. King & Co., Inc. to serve as the tender agent and information agent. Requests for documents may be directed to D.F. King & Co., Inc. by telephone at +1-212-269-5550 (banks and brokers) or +1 800-820-2416. Questions regarding the Offers may be directed to J.P. Morgan Securities LLC at +1 866-834-4666 or collect at +1 212-834-3424 or Santander Investment Securities Inc. at +1 855-404-3636 or collect at +1 212-940-1442.

Copies of the Offer to Purchase and related Notice of Guaranteed Delivery are available at the following web address: www.dfking.com/santander.

Neither the Offer to Purchase or the Notice of Guaranteed Delivery nor any related documents have been filed with the U.S. Securities and Exchange Commission, nor have any such documents been filed with or reviewed by any federal or state securities commission or regulatory authority of any country. No authority has passed upon the accuracy or adequacy of the Offer to Purchase or the Notice of Guaranteed Delivery or any related documents, and it is unlawful and may be a criminal offense to make any representation to the contrary.

This announcement is not an offer to purchase or a solicitation of an offer to purchase. The Offers are being made solely by the Bank pursuant to the Offer to Purchase and the Notice of Guaranteed Delivery. The Offers are not being made to, nor will the Bank accept tenders of Notes from, holders in any jurisdiction in which the Offers or the acceptance thereof would not be in compliance with the securities or blue sky laws of such jurisdiction.

Santander Bank, N.A. is one of the country’s top retail and commercial banks by deposits and a wholly owned subsidiary of Banco Santander, S.A. - one of the most respected banking groups in the world. With its corporate offices in Boston, Santander Bank’s more than 675 branches and nearly 2,100 ATMs are principally located in Massachusetts, New Hampshire, Connecticut, Rhode Island, New York, New Jersey, Pennsylvania and Delaware. The Bank’s 9,400 employees are committed to helping our 2.1 million customers make progress toward their financial goals with the support of our call centers, interactive online banking platform and easy-to-use mobile app. Madrid-based Banco Santander (NYSE: SAN) serves more than 125 million customers in the U.K., Europe, Latin America and the U.S. Through its local affiliates, including Santander Bank, Banco Santander is the largest corporate contributor to higher education in the world, investing over $165 million annually in colleges and universities across more than 20 countries, including the U.S. For more information on Santander Bank, please visit www.santanderbank.com.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements about our expectations, beliefs, plans, or future events are not historical facts and may be forward-looking. Such statements include, but are not limited to, the Bank’s statements regarding the Offers. These statements are often, but not always, made through the use of words or phrases such as “anticipates,” “believes,” “can,” “could,” “may,” “predicts,” “potential,” “should,” “will,” “looking forward,” “would,” “hopes,” “assumes,” “estimates,” “plans,” “projects,” “continuing,” “ongoing,” “expects,” “intends,” and similar words or phrases. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date on which the statements are made, these statements are not guarantees of future performance and involve risks and uncertainties that are subject to change based on various important factors and assumptions, some of which are beyond our control. For additional discussion of these risks, refer to the section entitled “Risk Factors” and elsewhere in the Annual Report on Form 10-K SHUSA files with the Securities and Exchange Commission (the “SEC”). Among the factors that could cause actual results to differ from those reflected in forward-looking statements include, without limitation, the risks and uncertainties described in SHUSA’s filings with the SEC. New risks and uncertainties emerge from time to time, and it is not possible for the Bank to predict all risks and uncertainties that could have an impact on the forward-looking statements contained in communication. In light of the significant uncertainties inherent in the forward-looking information included herein, the inclusion of such information should not be regarded as a representation by the Bank or any other person that the Bank’s expectations, objectives or plans will be achieved in the timeframe anticipated or at all. Investors are cautioned not to place undue reliance on the Bank’s forward-looking statements, and the Bank undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Any forward-looking statements only speak as of the date of this document, and we undertake no obligation to update any forward-looking information or statements, whether written or oral, to reflect any change, except as required by law. All forward-looking statements attributable to us are expressly qualified by these cautionary statements.

Disclaimer

This announcement must be read in conjunction with the Offer to Purchase and related Notice of Guaranteed Delivery. This announcement and the Offer to Purchase and related Notice of Guaranteed Delivery (including the documents incorporated by reference therein) contain important information which must be read carefully before any decision is made with respect to the Offers. If any holder of Notes is in any doubt as to the action it should take, it is recommended to seek its own legal, tax, accounting and financial advice, including as to any tax consequences, immediately from its stockbroker, bank manager, attorney, accountant or other independent financial or legal adviser. Any individual or company whose Notes are held on its behalf by a broker, dealer, bank, custodian, trust company or other nominee or intermediary must contact such entity if it wishes to participate in the Offers. None of the Bank, SHUSA, the dealer managers, the information agent, and any person who controls, or is a director, officer, employee or agent of such persons, or any affiliate of such persons, makes any recommendation as to whether holders of Notes should participate in the Offers.

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FINANCIAL CONTACTS:

Juan Carlos Alvarez

617.757.3520

jalvare1@santander.us

Andrew Withers

617.757.3524

awithers@santander.us

MEDIA CONTACTS:

Ann Davis

617.757.5891

ann.davis@santander.us

Nancy Orlando

617.757.5765

nancy.orlando@santander.us